EFH Corp. Q3 09 Investor Call October 30, 2009 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC).  In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely driven by natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program.  In addition, the forward-looking statements in this presentation regarding the company’s new generation plants could be affected by, among other things, any adverse judicial rulings with respect to the plants’ construction permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Paul Keglevic Executive Vice President & CFO Financial and Operational Overview Q3 09 Review Q&A

3
(21)
18
322
(23)
(3,955)
3,617
Q3 08
(322) - Impairment of emissions allowances
31 10 Adjusted (non-GAAP) operating income (loss) attributable to EFH Corp.
113 90 Unrealized mark-to-market net losses (gains) on interest rate swaps
2
(2)
(80)
Q3 09
(16)
Other (noncash)
3,953 Unrealized commodity-related mark-to-market net gains
Items excluded from adjusted (non-GAAP) operating earnings (after tax):
(3,697) GAAP net income (loss) attributable to EFH Corp.
Change
Factor
Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
1
Q3 08 vs. Q3 09; $ millions, after tax
1 See Appendix for Regulation G reconciliations and definition.
2 Q3 08 includes $17 million (after tax) representing a reserve established against accounts receivable (excluding termination-related costs) from affiliates of Lehman
Brothers Holdings, Inc. arising from commodity hedging and trading activities, all of which were terminated in September 2008.  Q3 09 includes $16 million (after tax) representing a write-off of rate case disallowed regulatory assets and $14 million (after tax) arising from the reversal of a use tax accrual recorded in purchase accounting related to periods prior to the October 2007 merger.
EFH Corp. Adjusted (Non-GAAP) Operating Results

(323) - 323 Impairment of emissions allowances
90 90 - Goodwill impairment charge (noncash)
8 (502) (510) Adjusted (non-GAAP) operating loss attributable to EFH Corp.
(319) (342) (23) Unrealized mark-to-market net gains on interest rate swaps
31
142
(983)
YTD 08
(29) 2 Other (noncash)
(601) (459) Unrealized commodity-related mark-to-market net losses (gains)
Items excluded from adjusted (non-GAAP) operating earnings (after tax):
1,190 207 GAAP net income (loss) attributable to EFH Corp.
Change
YTD 09 Factor
Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results¹
YTD 08 vs. YTD 09; $ millions, after tax
EFH Corp. Adjusted (Non-GAAP) Operating Results
1 See Appendix for Regulation G reconciliations and definition.
2 YTD 08 includes $17 million (after tax) representing a reserve established against accounts receivable (excluding termination-related costs) from affiliates of
Lehman Brothers Holdings, Inc. arising from commodity hedging and trading activities, all of which were terminated in September 2008.  YTD 09 includes $16 million (after tax) representing a write-off of rate case disallowed regulatory assets and $14 million (after tax) arising from the reversal of a use tax accrual recorded in purchase accounting related to periods prior to the October 2007 merger.
2

Consolidated: key drivers of the change in EFH Corp. (non-GAAP) operating results
Q3 09 vs. Q3 08; $ millions, after tax
(4) Higher depreciation & amortization exp. driven by amort. of intangibles arising from purchase accounting
(14) Higher interest expense primarily due to increased amortization of interest rate hedge losses
43 Higher margin from asset management and retail activities
9 Higher output from nuclear-fueled plants
(13) Higher SG&A expense  primarily due to higher retail bad debt expense
(3) All other
13 Effect on retail business of Hurricane Ike in 2008
19 Lower purchased power costs during plant outages
81 Contribution margin
48 Total improvement - Competitive business
Regulated business:
(26) Net income attributable to noncontrolling interests
Competitive business
1
:
9 Higher results primarily due to favorable resolution of income tax matters
(2) Higher net operating expenses primarily due to new generation plants
31 Total change in adjusted (non-GAAP) operating results
Better
(Worse)
Than
Q3 08
Description/Drivers
1 Competitive business consists of Competitive Electric segment and Corp. & Other.
EFH Corp. Adjusted (Non-GAAP) Operating Results

Consolidated: key drivers of the change in EFH Corp. (non-GAAP) operating results
YTD 09 vs. YTD 08; $ millions, after tax
(55) Higher interest expense primarily due to increased amortization of interest rate hedge losses
35 Higher output from nuclear-fueled plants
68 Higher margin from asset management and retail activities
(22) Total decrease – Regulated business
Regulated business:
(43)
Higher SG&A expense due to higher retail bad debt expense and increased costs related to outsourcing transition and the new retail customer care system
(22) Higher depreciation & amortization exp. driven by amort. of intangibles arising from purchase accounting
13 Effect on retail business of Hurricane Ike in 2008
31 Lower amortization of intangibles arising from purchase accounting
58 Lower purchased power costs during plant outages
(5) All other
200 Contribution margin
84 Total improvement - Competitive business
(17) Lower results due to milder weather and a weaker economy
(54) Net income attributable to non-controlling interests
Competitive business  :
(5) Higher interest and depreciation expense, partially offset by favorable income tax adjustments
4 All other
8 Total change in adjusted (non-GAAP) operating results
Better
(Worse)
Than
YTD 08
Description/Drivers
1 Competitive business consists of Competitive Electric segment and Corp. & Other.
EFH Corp. Adjusted (Non-GAAP) Operating Results
1

TCEH
EFH Corp. Adjusted EBITDA (Non-GAAP)
YTD 09 YTD 08
3,819
3,596
1 See Appendix for Regulation G reconciliations and definition.  Includes $4 million, $(1) million, $11 million and $15 million in Q3 08, Q3 09, YTD 08 and YTD 09, respectively, of Corp. & Other Adjusted EBITDA.
EFH Corp. Adjusted EBITDA (non-GAAP)
1
Q3 08 vs. Q3 09 and YTD 08 vs. YTD 09; $ millions
Oncor
Q3 09 Q3 08
1,512
1,402
1,086
994
427
404
2,760
2,564
1,044
1,021
8%
6%
Q3 09 and YTD 09 Adjusted EBITDA variances were driven by the same key drivers impacting
(non-GAAP) operating results.

19,519
18,602
52,932
49,593
13,092
13,415
30,927
30,596
Oncor Operational Results
Electricity distribution points of delivery
End of period, thousands of meters
Electric energy billed volumes; GWh
Q3 08 Q3 09
Q3 08 Q3 09
5% decline in Q3 SMB & LCI volumes
Growth below ERCOT estimated CAGR of 1.9%
Q3 09 Highlights
Lower energy volumes due to a weaker
economy and milder weather
Higher SAIDI
1
due to ninth wettest Septe
mber on record
Execution of AMS plan
–
approximately
310,000  advanced meters installed
through September
9 of 14 CREZ-related Certificates of
Convenience and Necessity filed with the
PUC
SAIDI (nonstorm)
1
; Minutes
Q3 08
Q3 09
91.0
82.6
September 09 weather-related interruptions
1
System Average Interruption Duration Index (nonstorm) is the average number of minutes electric service is interrupted per consumer in a year.
2
SMB – small business; LCI – large commercial and industrial
Residential
SMB & LCI2
2%
QTR
1%
YTD 08 YTD 09
32,017
32,611
80,189
83,859
3,116
3,142
10%

4%
QTR
TXU Energy Operational Results
Lowered prices and started new campaign
YTD business customer growth offset economic impacts
Q3 08 Q3 09
Total residential customers
End of period, thousands
Q3 09 Q2 09
Retail electricity sales volumes by customer
class; GWh
1,911
1,876
Q3 09 Highlights
Higher residential sales volumes
reflect the effect of Hurricane Ike in
2008 and warmer weather in South
Texas
Business load growth attributable to
new customers offset reduced
customer usage as a result of a
weaker economy
Lower residential customer counts
reflect competitive activity in the
marketplace
Implemented new Legislative and
PUC requirements related to
marketing and customer protections
Lowered prices in August and started
new advertising campaign in early
October
TXU Energy HQ earned EPA’s Energy
Star award
1
Small business customers
2
Large commercial and industrial customers
YTD 09
2%
QTR
SMB
1
LCI
2
Residential
YTD 08
38,906
39,445
15,377
15,995
22,153
22,312 4,049
10,951
10,905
5,802
9,098 9,348
4,038
2,598
2,241
6,228

Luminant Operational Results
Nuclear-fueled generation; GWh
15,512
5,219
YTD 08
Q3 08
Coal-fueled generation; GWh¹
12,240 12,115
YTD 09
Q3 08
Strong performance from the nuclear fleet
4%
QTR
YTD available generation increased ~300GWh
Q3 09 Highlights
Solid safety performance
Continued strong nuclear
operations
Higher Q3 09 availability of coal
units of ~140 GWh, offset by
increased economic backdown
Economic backdown of coal units
increased by ~260 GWh and ~1,000
GWh in Q3 09 and YTD 09,
respectively
Q3 09
YTD 08
33,697
32,820
4,996
14,448
Q3 09
YTD 09
1
Q3 09 and YTD 09 exclude 94 GWh of generation from Sandow 5 and Oak Grove 1.

EFH Corp. Liquidity Management
4,380
5,814
8,050
3
EFH Corp. (excluding Oncor) available liquidity
As of 9/30/09; $ millions
4
5
• Liquidity reflected in the table does not
include the unlimited capacity available
under the Commodity Collateral Posting
Facility for ~ 650 million MMBtu of
natural gas hedges
4,100
4,085
2,700
938
1,736
1,250
791
459
482
1,703
Facility Limit LOCs/Cash Borrowings Availability
Cash and Equivalents
2
TCEH Letter of Credit Facility
1
TCEH Revolving Credit Facility
TCEH Delayed Draw Term Loan Facility
Short Term Investments
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated short-term needs, but will continue to monitor market conditions to ensure financial flexibility.
Facility to be used for issuing letters of credit for general corporate purposes. Cash borrowings of $1.250 billion were drawn on this facility in October 2007, and, except for $115 million related to a letter of credit drawn in June 2009, have been retained as restricted cash.  Outstanding letters of credit are supported by the restricted cash.
Facility availability includes $141 million of undrawn commitments from a subsidiary of Lehman Brothers that has filed for bankruptcy.  These funds are only available from the fronting banks and the swingline lender, and exclude $26 million of requested draws not funded by the Lehman subsidiary.
Facility was used to fund expenditures for constructing certain new generation facilities and environmental upgrades of existing generation facilities.  Reported availability of zero excludes $15 million of commitments from the Lehman subsidiary.
Includes $417 million cash and $65 million letter of credit investment, maturing on 3/31/10, in collateral funding transactions with counterparties to certain interest rate swaps and commodity hedging transactions.
Pursuant to the Public Utility Commission of Texas (PUC) rules, TCEH is required to maintain available liquidity to assure adequate credit worthiness of TCEH’s retail electric provider subsidiaries, including the ability to return customer deposits, if necessary.  As a result, at 9/30/09, the total availability under the TCEH credit facilities should be further reduced by
$237 million.
1
2
3
4
5

Current Maturity Profile
The Credit Amendment approved in Q3 09 increases 2
nd
lien debt capacity by $4 billion and
provides unlimited 1
st
lien capacity necessary to extend 2014 1
st
lien maturities.
19,353
1,848
1,028
1,516
5,000
4,655
1,006
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020+
309
664
251 305
2
20,401
2
5,023
1,870
4,694
11
TCEH-Secured
EFH Corp EFCH
TCEH-Revolver
TCEH-Unsecured
2,558
EFH Corp. debt maturities
1
(excluding
Oncor),
2010-2020 and thereafter
As of 9/30/09; $ millions
11
$2.70 billion Revolving Credit
Facility expires in 2013
$1.25 billion LOC Facility
expires in 2014
1
Includes amortization of the $4.1 billion Delayed Draw Term Loan and additional debt issued in May 2009 related to the PIK election of the EFH and TCEH Toggle Notes.
2
Excludes borrowings under the TCEH Revolving Credit Facility maturing in 2013, the Deposit Letter of Credit Facility maturing in 2014 and unamortized discounts and premiums.

13 Today’s Agenda John Young President & CEO Financial and Operational Overview Q3 09 Review Q&A

14 14
Luminant Solid-Fuel Development Program
Sandow Power Plant Unit 5
Rockdale, Texas
Oak Grove Power Plant
Robertson County, Texas
Texas lignite Texas lignite Primary fuel
~86% ~99% Percent complete at 9/30/09
N/A August 09 Initial synchronization
Late 2009
800 MW
Unit 1 Unit 2
Estimated net capacity 800 MW
Substantial completion date Mid 2010
Estimated net capacity 581 MW
Primary fuel Texas lignite
Initial synchronization July 2009
Substantial completion date September 30, 2009
Luminant’s construction of three new lignite-fueled generating units continues to track on budget, with Sandow 5 achieving substantial completion on Sept 30 th
.
1
Substantial completion date is the contractual milestone when Luminant takes over operations of the unit from the EPC contractor.
1
1

15 Today’s Agenda EFH Corp. Senior Executive Team Financial and Operational Overview Q3 09 Review Q&A

16 Questions & Answers

Appendix – Additional Slides and Regulation G Reconciliations

18 18 18
Unrealized Mark-To-Market Impact Of Hedging – QTR
Unrealized mark-to-market impact of hedging program
9/30/09 vs. 6/30/09; mixed measures, pre-tax
Factor Measure 2009 2010 2011 2012 2013 2014
Total or
Avg.
6/30/09
Natural gas hedges mm MMBtu ~112 ~341 ~496 ~492 ~300 ~94 ~1,835
Wtd avg hedge price $/MMBtu ~$7.99 ~$7.80 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$4.39 ~$6.06 ~$6.89 ~$7.16 ~$7.30 ~$7.43
Cum. MtM gain at 6/30/09 $ billions ~$0.4 ~$0.7 ~$0.1 ~$0.1 ~$0.0 ~$0.2 ~$1.5
9/30/09
Natural gas hedges mm MMBtu ~58 ~298 ~466 ~492 ~300 ~97 ~1,711
Wtd avg hedge price $/MMBtu ~$8.05 ~$7.80 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$4.75 ~$6.21 ~$6.87 ~$7.00 ~$7.06 ~$7.17
Cum. MtM gain at 9/30/09 $ billions ~$0.2 ~$0.7 ~$0.1 ~$0.2 ~$0.0 ~$0.2 ~$1.4
Q3 09 MtM gain/(loss) $ billions ~($0.2) ~$0.0 ~$0.0 ~$0.1 ~$0.0 ~$0.0 ~($0.1)
Increases in natural gas prices during the third quarter 2009 resulted in a ~$100 million
(~$65 million after tax) unrealized mark-to-market net loss in GAAP income for Q3 09.
1
Weighted average prices are based on sales prices of forward natural gas sales positions in the long-term hedging program based on NYMEX Henry Hub (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).  Where collars are reflected, sales price represents the collar floor price.  9/30/09 prices for 2009 represent
October 1, 2009 through December 31, 2009 values.
2
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
3
As of 9/30/09. 2009 represents October 1, 2009 through December 31, 2009 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity
(i.e., delta position) of the derivatives. The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 97 million MMBtu in
2014.
1
2
2
1
3

19 19 19
Unrealized Mark-To-Market Impact Of Hedging - YTD
Unrealized mark-to-market impact of hedging program
9/30/09 vs. 12/31/08; mixed measures, pre-tax
Factor Measure 2009 2010 2011 2012 2013 2014
Total or
Avg.
12/31/08
Natural gas hedges mm MMBtu ~173 ~450 ~502 ~492 ~300 ~101 ~2,018
Wtd avg hedge price $/MMBtu ~$8.16 ~$7.82 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$6.11 ~$7.13 ~$7.31 ~$7.23 ~$7.15 ~$7.15
Cum. MtM gain at 12/31/08 $ billions ~$0.4 ~$0.3 ~$0.0 ~$0.0 ~$0.0 ~$0.2 ~$0.9
9/30/09
Natural gas hedges mm MMBtu ~58 ~298 ~466 ~492 ~300 ~97 ~1,711
Wtd avg hedge price $/MMBtu ~$8.05 ~$7.80 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$4.75 ~$6.21 ~$6.87 ~$7.00 ~$7.06 ~$7.17
Cum. MtM gain at 9/30/09 $ billions ~$0.2 ~$0.7 ~$0.1 ~$0.2 ~$0.0 ~$0.2 ~$1.4
YTD 09 MtM gain $ billions ~($0.2) ~$0.4 ~$0.1 ~$0.2 ~$0.0 ~$0.0 ~$0.5
Reductions in natural gas prices during the first nine months of
2009
resulted in a ~$550 million
(~$360 million after tax) unrealized mark-to-market net gain in GAAP income for YTD 09.
1
Weighted average prices are based on sales prices of forward natural gas sales positions in the long-term hedging program based on NYMEX Henry Hub (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).  Where collars are reflected, sales price represents the collar floor price.  9/30/09 prices for 2009 represent
October 1, 2009 through December 31, 2009 values.
2
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
3
As of 9/30/09. 2009 represents October 1, 2009 through December 31, 2009 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity
(i.e., delta position) of the derivatives. The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 97 million MMBtu in
2014.
1
2
3
1
2

20 20 20
TCEH Natural Gas Exposure
TCEH Natural Gas Position
09-14  ; million MMBtu
Hedges Backed by Asset First Lien
Open Position
64
272
79
109
176
189
290
125
41
279
490
582
586
4
17
367
300
11
97
28
12
91
600
583
587
95
BAL 09 2010 2011 2012 2013 2014
100% Hedge Level
Factor Measure BAL09 2010 2011 2012 2013 2014
Total or
Average
Natural gas hedging
program
million
MMBtu ~39 ~298 ~466 ~492 ~300 ~97 ~1,692
Overall estimated percent of
total NG position hedged percent ~109% ~98% ~93% ~85% ~52% ~16% ~71%
TXUE and Luminant Net Positions
Hedges Backed by CCP
1
2
1
As of 9/30/09.  Balance of year 2009 is from November 1, 2009 to December 31, 2009.  Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas being on the margin ~75-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes estimated retail/wholesale effects.  2009 position includes ~9 million MMBtu of short gas positions associated with retail gas puts and proprietary trading positions; excluding these positions, 2009 position is ~99% hedged.
TCEH has hedged approximately 71% of its estimated Henry Hub-based natural gas price exposure from November 1, 2009  through December 31, 2014 .  More than 95% of the natural gas hedges are supported directly by a first lien or by the TCEH Commodity Collateral Posting

21 21 21
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
September 30, 2009 Change
BOY Impact
$ millions
7X24 market heat rate (MMbtu/MWh) ~96 0.1 MMBtu/MWh ~0
NYMEX gas price ($/MMBtu) >95 $1/MMBtu ~9
Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3,4
>95 $0.10/MMBtu ~0
Diesel ($/gallon)
5
~100 $1/gallon ~0
Base coal ($/ton)
6
~100 $5/ton ~0
Nuclear fuel ($/lb) ~100 $10/lb. ~0
Generation operations
Baseload generation (TWh) n.a. 1 TWh ~15
Mine productivity (tons produced) n.a. 1 million tons ~11
Retail operations Balance of 2009
Residential contribution margin ($/MWh) 6 TWh $1/MWh ~6
Residential consumption 6 TWh 1% ~3
Business markets consumption 6 TWh 1% ~2
Impact on EFH Corp. Adjusted EBITDA
1
09E; mixed measures
1
Balance-of-year (BOY) estimate based on commodity positions as of 9/30/09, net of long-term hedges and wholesale/retail effects, excludes gains and losses incurred prior to September
30, 2009.
2
Simplified representation of heat rate position in a single TWh position. In reality, heat rate impacts are differentiated across baseload plants (linked primarily to changes in North Zone
7x24), natural gas plants (primarily North Zone 5x16) and wind (primarily West Zone 7x24).
3
Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
4
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel (HSC) gas price sensitivity as a proxy for Texas gas price.
5
Includes fuel surcharge on rail transportation.
6
Excludes fuel surcharge on rail transportation.
2
3
Through the balance of 2009, the majority of commodity-related risks are significantly mitigated.

22 22 22
2009 Commodity Prices
3.19%
$6.88
$3.38
$70.40
7.94
$8.71
$9.12
Q3 08 Actual Commodity Units Q3 09 Actual YTD 09 Actual BOY 09
NYMEX gas price $/MMBtu $3.15 $3.80 $4.75
HSC gas price $/MMBtu $3.14 $3.58 $4.64
7x24 market heat rate (HSC) MMbtu/MWh 9.45 8.29 7.00
North Zone 7x24 power price $/MWh $29.36 $29.14 $32.23
Gulf Coast ultra-low sulfur diesel
4
$/gallon $1.79 $1.57 $1.84
PRB 8400 coal
5
$/ton $7.05 $8.26 $8.30
LIBOR interest rate
6
percent 0.84% 1.31% 0.63%
Commodity prices
1
09E; mixed measures
1
Balance-of-year (BOY) estimate based on commodity prices as of 9/30/09 for October 2009 through December 2009.
2
Based on NYMEX forward curve: actuals from Platts-GD
3
Based on market clearing price for energy
4
Actuals from Platts-GC ULSD, BOY from Bloomberg
5
Actuals from Platts, BOY from Bloomberg
6
LIBOR 6-month interest rate from Bloomberg
2
3

Financial Definitions
Refers to the combined results of the Competitive Electric segment and Corporate & Other. Competitive Business
Results
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
Contribution Margin (non-
GAAP)
Net income (loss) from continuing operations before interest expense and related charges, and income tax expense (benefit)
plus depreciation and amortization.
EBITDA
(non-GAAP)
Generally accepted accounting principles.  GAAP
The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.
The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization, other income and interest expense in the income statement.
Purchase Accounting
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.
These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring. EFH Corp. uses adjusted (non-GAAP) operating earnings as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted (non-GAAP)
Operating Results
EBITDA adjusted to exclude interest income, noncash items, unusual items, interest income, income from discontinued
operations and other adjustments allowable under the EFH Corp. Senior Notes bond indenture.  Adjusted EBITDA plays an important role in respect of certain covenants contained in the EFH Corp. Senior Notes.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation
Q3 08, Q3 09, YTD 08 and YTD 09
$ millions
22
-
221
-
-
512
-
325
55
(22)
213
(1,053)
2,277
1,217
2,505
(462)
(983)
YTD 08
2
(7)
(3)
1
26
3
-
79
23
(18)
42
(407)
1,384
456
1,039
(31)
(80)
Q3 09
9 9 Losses on sale of receivables
(7) -
Amortization of ”day one” net loss on Sandow 5 power purchase agreement
90 - Impairment of goodwill
3 - EBITDA amount attributable to consolidated unrestricted subsidiaries
54 - Net income attributable to noncontrolling interests
5 503 Impairment of assets and inventory write-down
259 80 Purchase accounting adjustments
(30) (9) Interest income
71 20 Amortization of nuclear fuel
(713) (6,142) Unrealized net (gain) loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
(1,043) (415) Oncor EBITDA
117 78 Oncor distributions/dividends
2,136 831 Interest expense and related charges
3,883
1,286
254
207
YTD 09
3,617 Net income (loss) attributable to EFH Corp.
2,001 Income tax expense (benefit)
431 Depreciation and amortization
6,880 EBITDA
Q3 08 Factor
Note: Table and footnotes to this table continue on following page
1
2
3

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
Q3 08, Q3 09, YTD 08 and YTD 09
$ millions
3,819
926
2,893
100
(10)
65
22
9
9
YTD 09
3,596
807
2,789
100
32
44
38
1
24
YTD 08
1,512
384
1,128
-
(21)
23
3
1
(3)
Q3 09
1 Severance expense
5
14 Non-cash compensation expense
4
1,076 Adjusted EBITDA per Incurrence Covenant
1,402 Adjusted EBITDA per Restricted Payments Covenant
- Expenses incurred to upgrade or expand a generation station
9
326 Add back Oncor adjustments
18 Transaction and merger expenses
7
14 Transition and business optimization costs
6
25 Restructuring and other
8
Q3 08 Factor
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of 2008.
3 Includes impairment of emissions allowances.
4 Accounted for under accounting standards related to stock compensation and exclude capitalized amounts.
5 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
6 Includes professional fees primarily for retail billing and customer care systems enhancements.
7 Includes costs related to the Merger, the Sponsor management fee, outsourcing transition costs, costs related to certain growth initiatives and costs related to the Oncor sale of noncontrolling interests.
8 Includes a litigation accrual and a charge related to the bankruptcy of a subsidiary of Lehman Brothers Holdings Inc.
9 Reflects noncapital outage costs.

Table 2: TCEH Adjusted  EBITDA Reconciliation
Q3 08, Q3 09, YTD 08 and YTD 09
$ millions
1
8
22
-
-
221
-
502
-
290
55
(45)
1,347
827
1,756
(425)
(811)
YTD 08
1
5
9
-
-
(6,142)
-
500
-
68
20
(20)
6,516
296
581
2,010
3,629
Q3 08
5 5 Corp. depreciation, interest and income tax expense included in SG&A
9 2 Losses on sale of receivables
(7) (7)
Amortization of ”day one” net loss on Sandow 5 power purchase agreement
9 1 Severance expense
5
1 (3) Non-cash compensation expense
4
70 -
Impairment of goodwill²
3 1 EBITDA amount attributable to consolidated unrestricted subsidiaries
2 2
Impairment of assets and inventory write-down³
224 67
Purchase accounting adjustments¹
(40) (21) Interest income
71 23 Amortization of nuclear fuel
(713) (3) Unrealized net (gain) loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
1,331 770 Interest expense and related charges
3,016
862
330
493
YTD 09
(25) Net income (loss)
(11) Income tax expense (benefit)
303 Depreciation and amortization
1,037 EBITDA
Q3 09 Factor
Note: Table and footnotes to this table continue on following page

Table 2: TCEH Adjusted  EBITDA Reconciliation (continued from previous page)
Q3 08, Q3 09, YTD 08 and YTD 09
$ millions
2,790
8
218
2,564
100
32
1
30
YTD 08
1,108
9
13
1,086
-
(22)
1
3
Q3 09
22 12 Transition and business optimization costs
6
3 (6) Transaction and merger expenses
7
21 4
Other adjustments allowed to determine Adjusted EBITDA per
Maintenance Covenant
9
2,760 994 Adjusted EBITDA per Incurrence Covenant
2,842 1,051 Adjusted EBITDA per Maintenance Covenant
100 - Expenses incurred to upgrade or expand a generation station
8
61 53 Expenses related to unplanned generation station outages
8
(15)
YTD 09
31 Restructuring and other
Q3 08 Factor
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts, power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of 2008.
3 Includes impairment of emissions allowances.
4 Excludes capitalized amounts.
5 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
6 Includes professional fees primarily for retail billing and customer care systems enhancements.
7 Includes costs related to the Merger, outsourcing transition costs and certain growth initiatives.
8 Reflects noncapital outage costs.
9 Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.

1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets resulting from purchase accounting.
Table 3: Oncor Adjusted  EBITDA Reconciliation
Q3 08, Q3 09, YTD 08 and YTD 09
$ millions
1,021
-
(33)
(34)
1,088
370
229
180
309
YTD 08
404
(1)
(11)
(12)
428
128
80
81
139
Q3 08
(30) (10)
Purchase accounting adjustments
¹
(32) (13) Interest income
1,075 420 EBITDA
1,044 427 Adjusted EBITDA
31 30 Transition and business optimization costs
258 85 Interest expense and related charges
405
140
272
YTD 09
132 Net income
56 Income tax expense
147 Depreciation and amortization
Q3 09 Factor